Note 12 - Stock-based Compensation	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Share-Based Payment Arrangement [Text Block]

12. Stock-Based Compensation

2015 Equity Plan

The 2015 Equity Plan provides for increases to the number of shares reserved for issuance thereunder each January 1 equal to 4.0% of the total shares of the Company’s common stock outstanding as of the immediately preceding December 31, unless a lesser amount is stipulated by the Compensation Committee of the Company’s Board of Directors. As of December 31, 2023, there were 12,580 shares available for future issuance under the 2015 Equity Plan. On January 1, 2024, the number of shares available for future issuance under the 2015 Equity Plan increased by 226,981.

2018 Employee, Director and Consultant Equity Incentive Plan

On March 28, 2018, EIP adopted the 2018 Plan, which was assumed by the Company pursuant to and in accordance with the terms of the Merger Agreement. Under the 2018 Plan, the Company may issue incentive stock options, non-qualified stock options, stock grants, and other stock-based awards to employees, directors, and consultants, as specified in the 2018 Plan and subject to applicable SEC and Nasdaq rules and regulations. The Board of Directors has the authority to determine to whom options or stock will be granted, the number of shares, the term, and the exercise price. Options granted under the 2018 Plan have a term of up to ten years and generally vest over a four-year period with 25% of the options vesting after one-year of service and the remainder vesting monthly thereafter. As of December 31, 2023, there were no shares available for issuance.

The Company recorded stock-based compensation expense in the following expense categories of its consolidated statements of operations:

	Year Ended December 31,
	2023	2022
Research and development	$143,685	$174,710
General and administrative	263,947	159,125
Total stock-based compensation expense	$407,632	$333,835

The following table summarizes the activity related to all stock option grants for the year ended December 31, 2023:

	Number of Options	Weighted average exercise price per share	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at January 1, 2023	114,516	$25.98	6.72
Options assumed in the merger	52,574	$313.67
Granted	198,600	$5.95
Cancelled	(15,957)	$180.80
Exercised	(359)	$5.33
Outstanding at December 31, 2023	349,374	$51.15	8.12	$358,340
Exercisable at December 31, 2023	157,301	$103.67	6.35	$39,820

The Black-Scholes option-pricing model was used to estimate the grant date fair value of each stock option grant at the time of grant using the following weighted-average assumptions:

	December 31,
	2023			2022
Expected term (in years)	5.75			6.00
Risk-free interest rate	3.9%	-	4.5%	1.9%
Expected volatility	81.7%	-	83.3%	80.3%
Dividend yield	0.0%			0.0%

During the year ended December 31, 2023, 359 shares underlying options were exercised, of which 193 were withheld as consideration for the exercise price of such shares pursuant to the cashless exercise provision of the related option award agreement. No options were exercised during the year ended December 31, 2022. At December 31, 2023, there was $1.1 million of unrecognized compensation expense that will be recognized over a weighted-average period of 2.1 years.

Contributed Capital in lieu of Executive Compensation

In 2022, the former Chair of the Board and the Chief Executive Officer offered to forego, without repayment, certain compensation to ensure the Company had enough resources to maintain operations until the financial funding was completed. The amount of $0.1 million for the year ended December 31, 2022, which is recorded as contributed capital in lieu of executive compensation in additional paid-in capital, will not be paid in cash, debt or equity in the future. No such event occurred during the year ended December 31, 2023.